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                                                                      Exhibit 23


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-44219 on Form S-3 of Conectiv, Inc. of our reports dated February 2, 1998 (March 1, 1998 as to Note 4 of the Financial Statements) appearing in this Annual Report on Form 10-K of Atlantic Energy, Inc. and Atlantic City Electric Company for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
March 30, 1998